Revenue (Table)	12 Months Ended
Dec. 31, 2021
Revenue
Disaggregation of Revenue

Disaggregation of revenues

	For Year Ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Product sales	3,422,151	3,906,611	3,873,589

Service
- online store operations, digital marketing, customer service, warehousing and fulfillment and IT maintenance service which revenues are recognized over time	3,817,450	4,927,875	5,479,799
- one-time online store design and setup services which revenues are recognized at point of time	38,591	17,077	42,868

Total revenue	7,278,192	8,851,563	9,396,256

Contract Liability

The movement of the advances from customers for the years ended December 31, 2020 and 2021 were as follows:

Advances from
Customers
Opening Balance as of January 1, 2020	24,748
Net increase	40,516
Ending Balance as of December 31, 2020	65,264
Net decrease	(1,587)
Ending Balance as of December 31, 2021	63,677